Exhibit 99.1

                                                                        For more
                                                           information, contact:
                                                              Robert D. Sznewajs
                                                                 President & CEO
                                                                  (503) 598-3243

                                                                 Anders Giltvedt
                                                   Executive Vice President &CFO
                                                                  (503) 598-3250

         WEST COAST BANCORP REPORTS RECORD SECOND QUARTER 2005 EARNINGS

O  RETURN ON AVERAGE EQUITY REACHES 16.6% IN SECOND QUARTER 2005

O  18 % GROWTH IN EARNINGS PER DILUTED SHARE FROM SECOND QUARTER 2004

O COMMERCIAL AND CONSTRUCTION LOAN GROWTH OF 33% AND 21%, RESPECTIVELY, FROM JUNE 30, 2004

Lake Oswego, OR - July 19, 2005 - West Coast Bancorp (NASDAQ: WCBO) today announced quarterly earnings of $6.1 million or $0.40 per diluted share for the second quarter of 2005, compared to earnings of $5.3 million or $0.34 per diluted share in the second quarter of 2004. This represents a 17.6% increase in earnings per diluted share from the same quarter in 2004.

           ---------------------------------------------------------
                                               Three Months Ended
                                                   June 30,
           ---------------------------------------------------------
           (# in 000's except per share data)
                                                2005        2004
           ---------------------------------------------------------
           Earnings per Diluted Share        $      .40  $      .34

           ---------------------------------------------------------
           Net Income                        $    6,146  $    5,282
           ---------------------------------------------------------
           Return on Average Equity                16.6%       15.0%
           ---------------------------------------------------------
           Book Value per Share              $    10.28  $     9.38
           ---------------------------------------------------------
           Total Period End Loans            $1,478,331  $1,300,684
           ---------------------------------------------------------
           Total Period End Deposits         $1,563,867  $1,424,762
           ---------------------------------------------------------

"We are very pleased with the 17.6% earnings per diluted share growth and the 16.6% return on average shareholder equity in the second quarter of 2005", said Robert D. Sznewajs, President and CEO. "Continued strong core loan and deposit growth, combined with an improved net interest margin of 4.93% during this rising interest rate environment has driven the Company's net income to record levels for the second quarter of 2005."

Financial Results: For the quarter ended June 30, 2005, net interest income was $21.0 million, an increase of 15% or $2.7 million compared with the second quarter of 2004. Growth in average loan and deposit balances of nearly 15% and 10%, respectively, from second quarter of 2004, augmented by improved earning asset and deposit mixes,

West COAST BANCORP REPORTS SECOND QUARTER 2005 EARNINGS
July 19, 2005
Page 2 of 9


contributed to the higher net interest income. Mainly due to a shift in earning asset mix towards loans and higher value of non-interest bearing demand deposits from rising short-term interest rates, the net interest margin expanded to 4.93% from 4.68% in the second quarter of 2004.

The provision for loan losses was $.825 million in the second quarter 2005, down from $1.0 million in the same quarter last year, as the Company experienced net loan recoveries in the second quarter 2005.

Second quarter 2005 total non-interest income of $6.1 million increased 6% or $.4 million from the same quarter last year. The Company had strong growth of $.2 million or 19% in payment system revenues, which include interchange and merchant card revenues. Trust revenue also showed robust growth, increasing 30% or $.2 million since second quarter of 2004, while deposit service charge revenues were up $.2 million or 11% over the same period. Mainly due to a $.4 million gain on sale associated with the sale of the Company's $5 million credit card portfolio in the most recent quarter, other non-interest income increased $.5 million from the second quarter of 2004. These increases were partially offset by a $.2 million decline in gains on sales of loans from the same period a year ago and a $.4 million loss on the sale of investment securities in the second quarter of 2005.

Total non-interest expense increased $1.9 million or 12% in the second quarter of 2005 from the same quarter in 2004. Personnel expense grew $1.4 million, with the majority of the increase resulting from new branch team members in late 2004, increased variable pay due to higher loan originations, and the hiring of additional commercial lenders. The remaining expense growth came from higher marketing costs associated with the introduction of the totally free checking product in the Oregon market in the most recent quarter, as well as from higher rent and transaction processing expenses.

Annualized net recoveries were 0.02% of average loans in the second quarter 2005, an improvement from annualized net charge-offs of 0.18% in the same quarter a year ago. Non-performing assets at June 30, 2005, were $1.8 million or 0.09% of total assets, down from $6.6 million or 0.38% a year ago.

West COAST BANCORP REPORTS SECOND QUARTER 2005 EARNINGS
July 19, 2005
Page 3 of 9


During the second quarter of 2005, consistent with its capital plan, the Company repurchased approximately 108,000 shares at an average cost of $21.94 per share. At June 30, 2005, approximately 583,000 shares remained available for future repurchases under the Company's share repurchase program.

West Coast Bancorp also announced operating earnings of $11.5 million or $.75 per fully diluted share for the six months ended June 30, 2005, compared to operating earnings of $10.5 million or $.67 per fully diluted share for the same period in 2004.

Operating earnings is a non-GAAP (Generally Accepted Accounting Principles) financial measure that is derived by adjusting the Company's net income to exclude the April 4, 2005, announced first quarter recording of an other-than-temporary, non-cash impairment charge of approximately $.8 million after tax or $.05 per diluted share related to its $5 million investment in Freddie Mac preferred stock. This security, which was purchased in November 1999, resets its coupon to the five-year treasury note rate every five years.

The following table reconciles net income to operating earnings, including per-share figures:

(Dollars in thousands, except per share data)
---------------------------------------------      Six months ended June 30,
                                                  -------------------------
                                                   2005               2004
                                                  -------           -------
Net income                                        $10,666           $10,453
Add back:  Impairment charge on securities,
  net of tax                                          803                --
                                                  -------           -------
  Operating earnings                              $11,469           $10,453
                                                  =======           =======

Earnings per Diluted Share based on
  Net income                                      $  0.70           $  0.67
  Operating earnings                              $  0.75           $  0.67

Return on Average Equity based on
  Net income                                         14.5%             14.9%
  Operating earnings                                 15.6%             14.9%


Management uses this non-GAAP information internally and has disclosed it to investors based on its belief that the information provides additional, valuable information relating to its operating earnings as compared to prior periods.

West COAST BANCORP REPORTS SECOND QUARTER 2005 EARNINGS
July 19, 2005
Page 4 of 9


Other:

The Company will hold a webcast conference call Wednesday, July 20, 2005, at 8:30 a.m. Pacific Time, during which the Company will discuss second quarter 2005 results, review its strategic progress, and provide management's current earnings expectations for the full year 2005. To access the conference call via a live webcast, go to www.wcb.com and click on Investor Relations/Conference Call/West Coast Bancorp Webcast. The conference call may also be accessed by dialing 877-604-2074 a few minutes prior to 8:30 a.m. PDT. The call will be available for replay by accessing the Company's website at www.wcb.com and clicking on Investor Relations/Conference Call/Archived Conference Call (Replay).


West Coast Bancorp is a Northwest bank holding company with $1.8 billion in assets, operating 52 offices in Oregon and Washington. West Coast Bancorp, the parent company of West Coast Bank and West Coast Trust, is headquartered in Oregon. West Coast Bank serves clients who seek the resources, sophisticated products and expertise of larger financial institutions, along with the local decision making, market knowledge, and customer service orientation of a community bank. The Company offers a broad range of banking, investment, fiduciary and trust services. For more information, please visit the Company web site at www.wcb.com.


Forward Looking Statements:

Statements in this release regarding future events, performance or results are "forward-looking statements" within the meaning of the Private Securities
Litigation Reform Act of 1995 ("PSLRA") and are made pursuant to the safe harbors of the PSLRA. Actual results could be quite different from those expressed or implied by the forward-looking statements. Factors that could cause results to differ from forward-looking statements include, among others: general economic and banking business conditions; evolving banking industry standards; competitive factors, including pricing pressures on Bancorp's yields on loans and rates paid on deposits; changing customer investment, deposit and borrowing behaviors; changing interest rate environments, including the shape and the level of the yield curve, which could decrease net interest income and fee income, including reducing gains on sales of loans; vendor service quality; changes in laws and other legal developments; changes in government funding of Small Business Administration ("SBA") loans; and changes in technology or required investments in technology.

West COAST BANCORP REPORTS SECOND QUARTER 2005 EARNINGS
July 19, 2005
Page 5 of 9


Furthermore, the forward-looking statements are subject to risks related to the Company's ability to: attract and retain lending officers and other key personnel; close loans in the pipeline; generate loan and deposit balances at projected spreads; maintain asset quality; control the level of net charge-offs; sustain fee income generation; retain customers of greatest value; create revenue growth from investments in new team members and branches, control expenses; monitor and manage the Company's internal control environments, including disclosure and financial reporting controls, and other matters.

Readers are cautioned not to place undue reliance on the forward-looking statements which reflect management's analysis only as of the date of the statements. Readers should carefully review the disclosures we file from time to time with the Securities and Exchange Commission. Bancorp undertakes no obligation to publicly review or update forward-looking statements to reflect events or circumstances that arise after the date of this report.

West COAST BANCORP REPORTS SECOND QUARTER 2005 EARNINGS
July 19, 2005
Page 6 of 9


                                                                                    West Coast Bancorp
                                                                            Consolidated Income Statements
                                                            ---------------------------------------------------------------

 (Unaudited)                                                        Three months ended                  Six months ended
                                                            ----------------------------------       ----------------------
 (Dollars and shares in thousands)                                 June 30,           March 31,             June 30,
                                                              2005         2004         2005           2005         2004
                                                            --------     --------     --------       --------      --------
 Net interest income
   Interest and fees on loans                               $ 24,666     $ 19,170     $ 22,471       $ 47,137      $ 38,106
   Interest on investment securities                           2,603        3,284        2,692          5,294         6,766
   Other interest income                                          52           18           39             92            32
                                                            --------     --------     --------       --------      --------
 Total interest income                                        27,321       22,472       25,202         52,523        44,904
 Interest expense on deposit accounts                          4,596        2,636        3,761          8,357         5,387
 Interest on borrowings including subordinated debentures      1,697        1,544        1,567          3,264         2,988
                                                            --------     --------     --------       --------      --------
 Total interest expense                                        6,293        4,180        5,328         11,621         8,375
                                                            --------     --------     --------       --------      --------
   Net interest income                                        21,028       18,292       19,874         40,902        36,529

 Provision for loan loss                                         825        1,000           --            825         1,900
 Non-interest income
   Service charges on deposit accounts                         2,020        1,825        1,891          3,911         3,679
   Other service charges, commissions and fees                 2,140        1,940        2,085          4,225         3,645
   Trust revenues                                                696          537          567          1,263         1,037
   Gains on sales of loans                                       901        1,117          775          1,676         2,030
   Other                                                         755          280          270          1,025           816
   Loss on impairment of securities                               --           --       (1,316)        (1,316)           --
   Gains (losses) on sales of securities                        (373)          75           --           (373)           75
                                                            --------     --------     --------       --------      --------
 Total non-interest income                                     6,139        5,774        4,272         10,411        11,282
 Non-interest expense
   Salaries and employee benefits                              9,982        8,580        9,674         19,657        17,501
   Equipment                                                   1,264        1,307        1,253          2,518         2,607
   Occupancy                                                   1,531        1,313        1,539          3,069         2,887
   Check and other transaction processing                        834          664          758          1,592         1,294
   Professional fees                                             561          504        1,099          1,660           918
   Postage, printing and office supplies                         707          662          629          1,336         1,304
   Marketing                                                   1,029          639          601          1,630         1,130
   Communications                                                328          277          272            600           567
   Litigation settlement charge                                   --           --          800            800            --
   Other non-interest expense                                    929        1,355          849          1,777         2,281
                                                            --------     --------     --------       --------      --------
 Total non-interest expense                                   17,165       15,301       17,474         34,639        30,489
                                                            --------     --------     --------       --------      --------
 Income before income taxes                                    9,177        7,765        6,672         15,849        15,422
 Provision for income taxes                                    3,031        2,483        2,153          5,183         4,969
                                                            --------     --------     --------       --------      --------
 Net income                                                 $  6,146     $  5,282     $  4,519       $ 10,666      $ 10,453
                                                            ========     ========     ========       ========      ========

     Basic earnings per share                               $   0.42     $   0.35     $   0.31       $   0.73      $   0.70
     Diluted earnings per share                             $   0.40     $   0.34     $   0.29       $   0.70      $   0.67

 Weighted average common shares                               14,642       14,890       14,726         14,684        14,917
 Weighted average diluted shares                              15,246       15,542       15,422         15,339        15,593

 Tax equivalent net interest income                         $ 21,395     $ 18,709     $ 20,238       $ 41,633      $ 37,364



West COAST BANCORP REPORTS SECOND QUARTER 2005 EARNINGS
July 19, 2005
Page 7 of 9

                                                                   West Coast Bancorp
                                                              Consolidated Balance Sheets
                                                              ---------------------------

                                                        June 30,         June 30,       March 31,
(Dollars and shares in thousands, unaudited)              2005             2004           2005
                                                       ----------       ----------     ----------
Assets:
Cash and cash equivalents                              $   78,299       $   51,411     $   58,968
Investments                                               231,499          308,688        258,181
Total loans                                             1,478,331        1,300,684      1,432,446
Allowance for loan losses                                 (19,897)         (19,123)       (18,997)
                                                       ----------       ----------     ----------
Loans, net                                              1,458,434        1,281,561      1,413,449
Other assets                                               79,095           75,683         75,704
                                                       ----------       ----------     ----------
     Total assets                                      $1,847,327       $1,717,343     $1,806,302
                                                       ==========       ==========     ==========

Liabilities and Stockholders' Equity:
Demand                                                 $  428,825       $  366,211     $  395,323
Savings and interest bearing demand                       761,587          726,171        758,783
Certificates of deposits                                  373,455          332,380        355,182
                                                       ----------       ----------     ----------
Total deposits                                          1,563,867        1,424,762      1,509,288
Borrowings and subordinated debentures                    119,326          140,341        135,142
Other liabilities                                          12,667           11,906         15,038
                                                       ----------       ----------     ----------
     Total liabilities                                  1,695,860        1,577,009      1,659,468
Stockholders' equity                                      151,467          140,334        146,834
                                                       ----------       ----------     ----------
     Total liabilities and stockholders' equity        $1,847,327       $1,717,343     $1,806,302
                                                       ==========       ==========     ==========

Common shares outstanding period end                       14,737           14,968         14,775
Book value per common share                            $    10.28       $     9.38     $     9.94
Tangible book value per common share                   $    10.25       $     9.33     $     9.91



                                                                                   West Coast Bancorp
                                                                           Period End Loan Portfolio By Category
                                                                           -------------------------------------

                                                        June 30,         June 30,        Change                    March 31,
(Dollars in thousands, unaudited)                         2005             2004          Amount          %           2005
                                                       ----------       ----------     ----------       ---        -------
Commercial loans                                       $  360,872       $  271,670     $   89,202        33%    $  357,505
Real estate construction loans                            148,487          123,144         25,343        21%       125,959
Real estate mortgage loans                                221,735          199,340         22,395        11%       215,580
Real estate commercial loans                              714,291          670,372         43,919         7%       698,864
Installment and other consumer loans                       32,946           36,158         (3,212)       -9%        34,538
                                                       ----------       ----------     ----------
 Total loans                                           $1,478,331       $1,300,684     $  177,647        14%    $1,432,446
                                                       ==========       ==========     ==========               ==========

(Reconciliation to GAAP financial measures)*
Total loans excluding real estate commercial loans     $  764,040       $  630,312     $  133,728        21%    $  733,582
Real estate commercial loans                              714,291          670,372         43,919         7%       698,864
                                                       ----------       ----------     ----------
  Total loans                                          $1,478,331       $1,300,684     $  177,647        14%    $1,432,446
                                                       ==========       ==========     ==========               ==========


*Management uses this non-GAAP information internally, and has disclosed it to investors, based on its belief that the information provides additional, valuable information relating to its operating results in light of its business strategies.

West COAST BANCORP REPORTS SECOND QUARTER 2005 EARNINGS
July 19, 2005
Page 8 of 9


                                                                                      West Coast Bancorp
                                                                                    Financial Information
                                                             -------------------------------------------------------------------
                                                              Second         Second         First          Year          Year
(Dollars in thousands except for per share data, unaudited)   Quarter        Quarter       Quarter       to date        to date
(all rates have been annualized where appropriate)             2005           2004          2005           2005          2004
                                                             ----------    ----------    ----------     ----------    ----------
PERFORMANCE RATIOS
 - Return on average assets                                    1.34%         1.25%         1.02%          1.18%         1.25%
 - Return on average common equity                            16.61%        15.04%        12.38%         14.51%        14.92%
 - Non-interest income to average assets                       1.33%         1.36%         0.97%          1.15%         1.35%
 - Non-interest expense to average assets                      3.73%         3.62%         3.95%          3.84%         3.65%
 - Efficiency ratio, tax equivalent                            61.5%         62.7%         67.7%          64.5%         62.8%

NET INTEREST MARGIN
 - Yield on interest-earning assets                            6.38%         5.73%         6.12%          6.25%         5.79%
 - Rate on interest-bearing liabilities                        1.98%         1.39%         1.73%          1.85%         1.39%
 - Net interest spread                                         4.40%         4.34%         4.39%          4.40%         4.40%
 - Net interest margin                                         4.93%         4.68%         4.84%          4.89%         4.73%

AVERAGE ASSETS
 - Investment securities                                 $  257,743    $  310,021    $  264,062     $  260,885    $  313,881

 - Commercial loans                                      $  368,485    $  265,072    $  352,067     $  360,321    $  255,767
 - Real estate construction loans                           139,947       122,769       118,194        129,131       120,068
 - Real estate mortgage loans                               217,670       191,269       213,969        215,829       186,751
 - Real estate commercial loans                             714,201       667,922       702,705        708,484       661,976
 - Installment and other consumer loans                      33,162        37,483        35,359         34,255        38,022
                                                         ----------    ----------    ----------     ----------    ----------
 - Total loans                                           $1,473,465    $1,284,515    $1,422,294     $1,448,020    $1,262,584

 - Total interest earning assets                         $1,741,618    $1,606,929    $1,695,109     $1,718,492    $1,587,646
 - Other assets                                             103,255        94,940        99,299        101,288        93,527
                                                         ----------    ----------    ----------     ----------    ----------
 - Total assets                                          $1,844,873    $1,701,869    $1,794,408     $1,819,780    $1,681,173

AVERAGE LIABILITIES & EQUITY
 - Demand deposits                                       $  405,760    $  335,647    $  378,054     $  391,984    $  318,314
 - Interest bearing demand,
    savings, and money market                               766,658       732,928       755,550        761,134       733,475
 - Certificates of deposits                                 366,109       332,552       347,852        357,031       330,985
                                                         ----------    ----------    ----------     ----------    ----------
 - Total deposits                                        $1,538,527    $1,401,127    $1,481,456     $1,510,149    $1,382,774

 - Borrowings and subordinated debentures                $  145,039    $  147,943    $  148,118     $  146,570    $  147,633

 - Total interest bearing liabilities                    $1,277,806    $1,213,423    $1,251,519     $1,264,735    $1,212,093
 - Other liabilities                                        418,635       347,220       394,847        406,807       328,193
                                                         ----------    ----------    ----------     ----------    ----------
 - Total liabilities                                     $1,696,441    $1,560,643    $1,646,366     $1,671,542    $1,540,286
 - Average common equity                                    148,432       141,226       148,042        148,238       140,887
                                                         ----------    ----------    ----------     ----------    ----------
 - Total average liabilities and common equity           $1,844,873    $1,701,869    $1,794,408     $1,819,780    $1,681,173

AVERAGE ASSET/LIABILITY RATIOS
 - Average stockholders' equity to average assets              8.05%         8.30%         8.25%          8.15%         8.38%
 - Average int. earning assets to int. bearing liabilities    136.3%        132.4%        135.4%         135.9%        131.0%
 - Average loans to average assets                             79.9%         75.5%         79.3%          79.6%         75.1%
 - Interest bearing deposits to assets                         61.4%         62.6%         61.5%          61.5%         63.3%


West COAST BANCORP REPORTS SECOND QUARTER 2005 EARNINGS
July 19, 2005
Page 9 of 9


                                                                                       West Coast Bancorp
                                                                        Allowance For Loan Losses and Net Charge-offs
                                                                        ---------------------------------------------

                                                                     Quarter ended    Quarter ended    Quarter ended
                                                                       June 30,          June 30,        March 31,
(Dollars in thousands, unaudited)                                        2005             2004             2005
                                                                       -------           -------          -------
Allowance for loan losses, beginning of period                         $18,997           $18,685          $18,971
  Provision for loan loss                                                  825             1,000               --

  Charge-offs                                                              195               744              195
  Recoveries                                                               270               182              221
                                                                       -------           -------          -------
    Net (recoveries) charge-offs                                           (75)              562              (26)

                                                                       -------           -------          -------
Total allowance for loan losses                                        $19,897           $19,123          $18,997
                                                                       =======           =======          =======

Net loan charge-offs to average loans (annualized)                       -0.02%             0.18%           -0.01%



                                                  Full year         Full year
                                                   June 30,          June 30,
(Dollars in thousands, unaudited)                    2005              2004
                                                   -------           -------
Allowance for loan losses, beginning of period     $18,971           $18,131
  Provision for loan loss                              825             1,900

  Charge-offs                                          389             1,314
  Recoveries                                           490               406
                                                   -------           -------
    Net Charge-offs                                   (101)              908

                                                   -------           -------
Total allowance for loan losses                    $19,897           $19,123
                                                   =======           =======

Net loan charge-offs to average loans (annualized)   -0.01%             0.14%


                                                                West Coast Bancorp
                                                              Non-performing Assets
                                                              ---------------------

                                                   June 30,          June 30,        March 31,
(Dollars in thousands, unaudited)                    2005              2004             2005
                                                   -------           -------          -------
Non-accruing loans                                 $ 1,556           $ 5,201          $ 3,695
90 day delinquencies                                    --                --              301
                                                   -------           -------          -------
  Total non-performing loans                         1,556             5,201            3,996

Other real estate owned                                198             1,382              384
                                                   -------           -------          -------
Total non-performing assets                        $ 1,754           $ 6,583          $ 4,380
                                                   =======           =======          =======

Allowance for loan losses to total loans              1.35%             1.47%            1.33%
Non-performing loans to total loans                   0.11%             0.40%            0.28%
Allowance for loan losses to non-performing loans     1279%              368%             475%
Non-performing assets to total assets                 0.09%             0.38%            0.24%
Allowance for loan losses to non-performing assets    1134%              290%             434%
